Exhibit 10.1

VALENS OFFSHORE SPV II, CORP.

VALENS U.S. SPV I, LLC

c/o Valens Capital Management, LLC

335 Madison Avenue, 10th Floor

New York, New York 10017

May 30, 2008

Biovest International, Inc.

377 Plantation Street

Worcester, MA 01605

Attn: Chief Financial Officer

Re: Amendment Agreement

Ladies and Gentlemen:

Reference is made to (a) that certain Note Purchase Agreement dated as of December 10, 2007 (as amended, supplemented, restated or modified from time to time, the “December 2007 Valens US Purchase Agreement”) by and between Valens U.S. SPV I, LLC (“Valens US”) and Biovest International, Inc. (“Biovest”), (b) that certain Secured Promissory Note dated December 10, 2007 (as amended, supplemented, restated or modified from time to time, the “Valens US December 2007 Note”) in the original principal amount of $4,900,000 issued by Biovest in favor of Valens US, (c) the Related Agreements (as defined in the December 2007 Valens US Purchase Agreement), (d) that certain Note Purchase Agreement dated as of December 10, 2007 (as amended, supplemented, restated or modified from time to time, the “December 2007 Valens Offshore Purchase Agreement”) by and between Valens Offshore SPV II, Corp. (“Valens Offshore II”) and Biovest, (e) that certain Secured Promissory Note dated December 10, 2007 (as amended, supplemented, restated or modified from time to time, the “Valens Offshore December 2007 Note”) in the original principal amount of $3,600,000 issued by Biovest in favor of Valens Offshore II and (f) the Related Agreements (as defined in the December 2007 Valens Offshore Purchase Agreement) (the documents identified in clauses (a) through (f), collectively, the “Documents”). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Valens US December 2007 Note and Valens Offshore December 2007 Note, as applicable.

Biovest has requested that Valens US and Valens Offshore II extend the Maturity Date of each of the Valens US December 2007 Note and the Valens Offshore December 2007 Note to October 31, 2008 and Valens US and Valens Offshore II are willing to do so on the terms and conditions hereinafter set forth.

The parties hereto hereby agree that the Maturity Date under each of the Valens US December 2007 Note and the Valens Offshore December 2007 Note shall be extended to October 31, 2008.

This letter agreement shall become effective upon receipt by (a) Valens US and Valens Offshore II of a copy of this letter agreement executed by Biovest and (b) Valens Offshore of an amendment to that certain Royalty Agreement dated as of December 10, 2007 (as amended, restated, modified and/or supplemented from time to time, the “Royalty Agreement”) by and between Valens Offshore II and Biovest, in form and substance satisfactory to Valens Offshore II, pursuant to which the royalty percentage set forth in Section 4.1 of the Royalty Agreement is increased in accordance with the terms of such amendment.

Except as specifically amended herein, the Documents and all other documents, instruments and agreements entered into in connection therewith (the “Other Documents”) shall remain in full force and effect, and are hereby ratified and confirmed. The execution, delivery and effectiveness of this letter agreement shall not operate as a waiver of any right, power or remedy, nor constitute a waiver of any provision of any Document or any of the Other Documents. This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

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This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

Very truly yours,

VALENS U.S. SPV I, LLC

By:	Valens Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

VALENS OFFSHORE SPV II, CORP.

By:	Valens Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

CONSENTED AND AGREED TO:

BIOVEST INTERNATIONAL, INC.

By:	/s/ Alan Pearce
Name:	Alan M. Pearce
Title:	CFO